                                                                EXHIBIT 10.6

                                     This

                             BUY - SELL AGREEMENT
                         (Redemption--Cross Purchase)


                              by and between the


                    RICHARD G. RICHMOND IRREVOCABLE TRUST
                      dated December 31, 1991; and, the

                       RUTH A. GARZA IRREVOCABLE TRUST
                      dated December 31, 1991; and, the


                     SCOTT J. RICHMOND IRREVOCABLE TRUST
                      dated December 31, 1991; and, the

                    BRADLEY S. RICHMOND IRREVOCABLE TRUST
                      dated December 31, 1991; and, the

                       DAWN N. CLOSE IRREVOCABLE TRUST
                      dated December 31, 1991; and

                     YOUNG DENTAL MANUFACTURING COMPANY,
                           a Missouri corporation.

                              December 31, 1991

                              TABLE OF SECTIONS

                       Article I.  Restriction on Sale

Section
1.1  Transfers.
     (a) General Prohibition.
     (b) Exceptions:  Transfers to Children and Grandchildren.
         (1)  Effect on Transferor.
         (2)  Effect on Transferee.
     (c) Exceptions:  Transfers to Spouse.
         (1)  Effect on Transferor.
         (2)  Effect on Transferee.

              Article II.  Instances When Stockholder Must Offer
                           Stock--Bona Fide Offer

2.1  Stockholder Has Offer.
     (a)  Bona Fide Offer.
     (b)  Price.
     (c)  Terms.
     (d)  Mechanics.
     (e)  Effect on Transferor.
     (f)  Effect on Transferee.
     (g)  Closing.

                  Article III.  Stockholder Desires To Sell

3.1  Notice of Desire to Sell.
     (a) Notice of Desire to Sell.
     (b)  Price.
     (c)  Terms.
     (d)  Mechanics.
     (e)  Effect on Transferor.
     (f)  Effect on Transferee.
     (g)  Closing.

                              Article IV. Price
4.1  Price.
     (a)  Appraisal.
     (b)  Tax Reserve.
     (c)  Loan Payment.

                               Article V. Terms
5.1  Terms.
     (a)  Years Certain.

                            Article VI. Mechanics

6.1 Mechanics.

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
SECTION
  6.1  Mechanics (Continued).
       (a)  Mechanics--Optional Purchase.
            (1)  Effect on Transferor.
            (2)  Effect on Transferee.

                       ARTICLE VII.  ESCROW AND DEFAULT

  7.1  Deposit.
       (a)  Deposit.
       (b)  Dividends and Vote.
       (c)  Delivery of Shares.
       (d)  Default--Less Than 50% Paid for.
       (e)  Default--More Than 50% Paid for.
       (f)  Restriction.
       (g)  Fees.

  7.2  Events of Default.

             ARTICLE VIII.  MISCELLANEOUS--SUBSTANTIVE PROVISIONS

  8.1  Valuation of Stock.

  8.2  Right of Specific Performance.

  8.3  Endorsement on Stock Certificates.

  8.4  Changes in Stock Ownership.

  8.5  Right to Appoint Employees.

  8.6  Termination of Agreement.

  8.7  Chapter S Status.

  8.8  Disclosures of Information.

                    ARTICLE IX.  MISCELLANEOUS--MECHANICS

  9.1  Construction.

  9.2  Gender.

  9.3  Governing Law.

  9.4  Notices.

  9.5  Right to Alter.

               BUY-SELL AGREEMENT (REDEMPTION -- CROSS PURCHASE)

        THIS AGREEMENT made this 31st day of December, 1991, by and between RICHARD G. RICHMOND and RUTH A. GARZA, Co-Trustees or their successors in trust under the Richard G. Richmond Irrevocable Trust dated December 31, 1991; RUTH
A. GARZA and UNITED MISSOURI BANK OF ST. LOUIS, N.A., Co-Trustees or their successors in a trust under the Ruth A. Garza Irrevocable Trust dated December 31, 1991; SCOTT J. RICHMOND and UNITED MISSOURI BANK OF ST. LOUIS, N.A., Co-Trustees or their successors in trust under the Scott J. Richmond Irrevocable Trust dated December 31, 1991; BRADLEY S. RICHMOND and UNITED MISSOURI BANK OF ST. LOUIS, N.A., Co-Trustees or their successors in trust under the Bradley S. Richmond Irrevocable Trust dated December 31, 1991; and DAWN N. CLOSE and UNITED MISSOURI BANK OF ST. LOUIS, N.A., Co-Trustees or their successors in trust under the Dawn N. Close Irrevocable Trust dated December 31, 1991 (hereinafter referred to as the "Stockholders"), and YOUNG DENTAL MANUFACTURING COMPANY, a Corporation incorporated under the laws of the State of Missouri (hereinafter referred to as the "Corporation").

                                   WITNESSETH

        WHEREAS, at the time of the execution of this Agreement certain voting common stock of the Corporation, consisting of 48,475 shares, is currently owned as follows:

                Names                           Number of Shares

    Richard G. Richmond Irrevocable                  9,695
        Trust dated December 31, 1991

                Names                           Number of Shares

    Ruth A. Garza Irrevocable Trust                  9,695
        dated December 31, 1991

    Scott J. Richmond Irrevocable                    9,695
        Trust dated December 31, 1991

    Bradley S. Richmond Irrevocable                  9,695
        Trust dated December 31, 1991

    Dawn N. Close Irrevocable Trust                  9,695
        dated December 31, 1991

        WHEREAS, the parties hereto believe it to be in the best interests of the Stockholders and the Corporation to insure continuity of harmonious management by restricting the transfer of the stock of the Corporation and to insure that at a triggering event (which, for the purpose of this Agreement, shall be defined as any event requiring a Stockholder to offer or sell stock) said stock shall not pass into the control of persons whose interest might be incompatible with the interest of the Corporation and the remaining Stockholder(s):

        Now, in consideration of the mutual covenants exchanged and other valuable consideration, it is hereby agreed as follows:

                                   ARTICLE I

                              RESTRICTION ON SALE

SECTION 1.1 TRANSFERS

        (A) GENERAL PROHIBITION. The Stockholders shall not sell, assign, pledge or otherwise transfer or encumber in any manner or by any means whatever, any interest in all or any part of the stock of the Corporation now owned or hereafter acquired by them without having first obtained the consent of all of the other Stockholders and the Corporation, or offering it to the other Stockholder(s) and to the Corporation in accordance with the terms and conditions of this Agreement.

        (b) EXCEPTION: TRANSFERS TO CHILDREN AND GRANDCHILDREN. Provided, however, notwithstanding anything else herein to the contrary, transfers to the children or grandchildren of any Stockholder, or an irrevocable trust established for their benefit, shall be permitted and shall not result in a triggering event. Provided, further, that (if said transfer has occurred) as to subsequent sales, assignments, pledges, or other transfers or encumbrances of such stock, for purposes of applying those sections of this Agreement which restrict the transferee of said stock and/or which subject the said transferee to a mandatory or optional buy-out upon the occurrence of a triggering event and/or which require that the transferor buy stock of other Stockholders or which gives the transferor the option of buying the stock of other Stockholders:

                (1) Effect on Transferor. The transferor shall continue to be completely bound by the terms and provisions of this Agreement to the extent to which triggering events which relate to the transferor shall trigger the offer or sale of said stock.

                (2) Effect on Transferee. The transferee shall be bound by the terms and provisions of this Agreement to the extent to which triggering events which relate to the transferee shall trigger the offer or sale of said stock. For purposes of determining who shall be entitled to purchase or is bound to purchase stock offered or to be sold, the transferee shall be so entitled or bound.

        c. EXCEPTION: TRANSFERS TO SPOUSE. Provided, however, notwithstanding anything else herein to the contrary, transfers to the spouse of any Stockholder or such spouse's living trust shall be permitted and shall not result in a triggering event. Provided, further, that (if said transfer has occurred) as to subsequent sales, assignments, pledges, or other transfers or encumbrances of such stock, for purposes of applying those sections of this Agreement which restrict the transferee of said stock and/or which subject the said transferee to a mandatory or optional buy-out upon the occurrence of a triggering event and/or which require that the transferor buy stock of other Stockholders or which gives the transferor the option of buying the stock of other Stockholders:

                (1) Effect on Transferor. The transferor shall continue to be completely bound by the terms and provisions of this Agreement to the extent to which triggering events which relate to the transferor shall trigger the offer or sale of said stock.

                (2) Effect on Transferee. The transferee shall be bound by the terms and provisions of this Agreement to the extent to which triggering events which relate to the transferee shall trigger the offer or sale of said stock.

              For purposes of determining who shall be entitled to purchase or is bound to purchase stock offered or to be sole, the transferee shall be so entitled or bound.

                                   ARTICLE II

                 INSTANCES WHEN STOCKHOLDER MUST OFFER STOCK--
                                BONA FIDE OFFER

SECTION 2.1 STOCKHOLDER HAS OFFER

     (a) BONA FIDE OFFER. In the event that any Stockholder is in receipt of a bona fide offer to purchase its stock, and if it shall desire to sell, assign, transfer or otherwise dispose of its stock without the prior written consent of the other Stockholder(s), it shall serve notice to such effect upon the other Stockholder(s) and the Corporation by registered or certified mail, return receipt requested, and said notice shall indicate the name and address of the person desiring to purchase the same and the price and terms of payment upon which said sale is proposed. Said notice shall also extend an offer to sell such stock to the other Stockholder(s) and the Corporation upon the following price and terms.

     (b) PRICE. The redemption or purchase price paid for each share of stock shall be as set forth in Article IV.

     (c) TERMS. The stock shall be paid for as set forth in Article V.

     (d) MECHANICS. Upon such event, the other Stockholders and the Corporation shall have the option to purchase the relevant Stockholder(s)' stock and shall follow the procedures in making such purchase as are set forth in Article VI.

        (e) EFFECT ON TRANSFEROR. The transferor shall continue to be bound by the terms and provisions of this Agreement to the extent to which triggering events which relate to the transferor shall trigger the offer or sale of said stock.

        (f) EFFECT ON TRANSFEREE. The transferee shall be bound by the terms and provisions of this Agreement to the extent to which triggering events which relate to the transferee shall trigger the offer or sale of said stock. For purposes of determining who shall be entitled to purchase or is bound to purchase stock offered or to be sold, the Transferee shall be so entitled or bound.

        (g)  CLOSING.  In all cases, the closing shall take place within sixty
(60) days of the date on which the Purchaser becomes obligated to purchase the stock of the selling Stockholder.

                                 ARTICLE III

                         STOCKHOLDER DESIRES TO SELL

SECTION 3.1  (a) NOTICE OF DESIRE TO SELL.

        In the event that any Stockholder, not in receipt of a bona fide offer, shall desire to transfer its stock, it shall, at least thirty (30) days prior to the date it desires to transfer its stock, serve notice upon the other Stockholder(s) and upon the Corporation by registered or certified mail, return receipt requested, said notice containing an offer to sell such stock to the other Stockholder(s) and to the Corporation upon the following price and terms.

        (b) PRICE. The redemption or purchase price paid for each share of stock shall be as set forth in Article IV.

        (c)  TERMS.  The stock shall be paid for as set forth in Article V.

        (d) MECHANICS. Upon such event, the other Stockholders shall have the option to purchase the relevant Stockholder(s)' stock and shall follow the procedures in making such purchase as are set forth in Article VI.

        (e) EFFECT ON TRANSFEROR. The transferor shall continue to be bound by the terms and provisions of this Agreement to the extent to which triggering events which relate to the transferor shall trigger the offer or sale of said stock.

        (f) EFFECT ON TRANSFEREE. The transferee shall be bound by the terms and provisions of this Agreement to the extent to which triggering events which relate to the transferee shall trigger the offer or sale of said stock. For purposes of determining who shall be entitled to purchase or is bound to purchase stock offered or to be sold, the Transferee shall be so entitled or bound.

        (g)  CLOSING.  In all cases, the closing shall take place within sixty
(60) days of the date on which the Purchaser becomes obligated to purchase the stock of the selling Stockholder.

                                   ARTICLE IV

                                     PRICE

SECTION 4.1 PRICE

        The redemption or purchase price paid for each share of stock pursuant to the terms of this Agreement shall be the value as computed in the following manner (if not otherwise determined) divided by the number of issued and outstanding shares:

        (a) APPRAISAL. The value of the Corporation (and each Stockholder's interest) shall be determined by the most recent appraisal made by an independent Certified Public Accountant. Said appraisals shall be done not less than every two (2) years.

        (b) TAX RESERVE. The above sum shall be reduced by a reserve equal in amount to fifty (50%) percent of the Corporation's accountant's reasonable estimate of the Federal and State income taxes which will be payable by the purchaser as a result of the fact that the purchaser will not receive a deduction for the purchase of the selling Stockholder's stock.

        (c) LOAN PAYMENT. In addition to such redemption or purchase price, there shall be a repayment by the Corporation of the then outstanding balance of any sum then loaned to the Corporation by the withdrawing Stockholder (plus accrued interest, if any) whether or not said sums shall be then due and owing.

                                   ARTICLE V

                                     TERMS

SECTION 5.1 TERMS

     The redemption or purchase price of the capital stock of a Stockholder shall be paid in the following manner:

     (a) YEARS CERTAIN. In the event of a redemption or purchase of the stock of a Stockholder a down payment shall be made at closing in the amount of ten (10%) percent of the purchase price. The balance of the redemption or purchase price shall be paid starting one month thereafter in equal monthly payments including interest at the rate of ten (10%) percent per annum on the unpaid balance over ten (10) years. Interest shall commence thirty (30) days after the Corporation or the remaining Stockholders close on the purchase of the stock of the selling Stockholder.

                                   ARTICLE VI

                                   MECHANICS

SECTION 6.1 MECHANICS

     (a) MECHANICS -- OPTIONAL PURCHASE. Offers made to the Corporation and Stockholder(s) shall be subject to the following mechanics: the selling Stockholder or his representative shall give notice of such event to the other Stockholder(s) and the Corporation, and for a period of thirty (30) days after the mailing of such notice, the other Stockholder(s) shall have the option to purchase all (but not part) of the stock so offered in proportion to their respective stockholdings, unless they refuse to exercise their option or otherwise agree to a different percentage. In the event that none of the other Stockholder(s) shall exercise the option to purchase as provided herein, the Corporation shall have the right to notify the selling Stockholder of its exercise of the option to redeem the stock so offered within thirty (30) days after the termination of the other Stockholder(s)' option to buy.

    In the event that none of the other Stockholder(s) nor the Corporation shall exercise the option to purchase as provided herein, the offering Stockholder shall be free to dispose of its interest subject to the following restrictions:

         (1) Effect on Transferor. The transferor shall continue to be bound by the terms and provisions of this Agreement to the extent to which triggering events which relate to the transferor shall trigger the offer or sale of said stock.

         (2) Effect on Transferee. The transferee shall be bound by the terms and provisions of this Agreement to the extent to which triggering events which relate to the transferee shall trigger the offer or sale of said stock. For purposes of determining who shall be entitled to purchase or is bound to purchase stock offered or to be sold, the Transferee shall be so entitled or bound.

    In all cases, the closing shall take place within sixty (60) days of the date on which the Corporation and/or the other Stockholder(s) elect to purchase the stock of the selling

Stockholder at the office of the Accountant for the Corporation at the time of said Closing, or such other place as may be mutually agreed to by the parties.

                                 ARTICLE VII

                              ESCROW AND DEFAULT

SECTION 7.1  (a) DEPOSIT

             The Stockholder whose stock is being purchased or redeemed, or its legal representative, shall deposit the shares with an escrow agent who shall be the Accountant for the Corporation at the time of redemption or purchase, or such other party as may be mutually agreed to at that time. The shares shall be duly endorsed in blank for transfer and shall be accompanied by all other documents necessary for an effective transfer, and the selling Stockholder shall deposit with the escrow agent sufficient funds to pay for all necessary transfer costs, if any. The escrow agent shall cause the ownership of the shares to be recorded in its name, and shall hold the shares until the full redemption or purchase price is paid.

             (b) DIVIDENDS AND VOTE. While the shares are on deposit with the escrow agent and so long as the purchaser is not in default under this purchase or redemption Agreement in the payment of the purchase or redemption price and interest thereon, such purchaser shall have the right to all dividends and to vote the shares deposited with the escrow agent and the escrow agent and the selling Stockholder shall, on demand, execute and deliver an effective proxy or proxies in favor of the purchaser whenever demand is made upon them for such proxy or proxies by the purchaser.

        (c) DELIVERY OF SHARES. Simultaneously with the last payment of the purchase or redemption price, the escrow agent shall deliver to the purchaser, duly endorsed for transfer, all such shares and all other documents necessary to transfer such shares.

        (d) DEFAULT--LESS THAN 50% PAID FOR. In the event that the purchaser defaults in any payment of the purchase or redemption price and such default continues for a period of thirty (30) days, and if such default occurs when less than fifty (50%) percent of the principal purchase price shall have been paid, the amounts theretofore received by the seller shall be retained as damages, and in addition the escrow agent shall pay over to the seller any dividends held by it and return the shares to the seller duly endorsed for transfer; and the purchaser shall have no rights whatsoever in the shares. In addition, the seller may claim any decrease between the purchase price of the shares returned to the seller and their fair market value as of the date of default.

        (e) DEFAULT--MORE THAN 50% PAID FOR. In the event such default occurs at a time when the purchaser shall have paid fifty (50%) percent or more of the principal purchase price, the escrow agent shall deliver to the seller, duly endorsed for transfer, that portion of the shares whose then fair market value equals the remaining unpaid purchase or redemption price, and shall deliver the balance of the shares to the purchaser, duly endorsed for transfer, together with all dividends held by it. In such event the seller shall retain the portion of the purchase price theretofore received by it. No other claim for damages shall be available to the seller.

        (f) RESTRICTION. Any shares returned to the seller by the escrow agent because of the purchaser's default shall be subject to all restrictions imposed by this Agreement.

        (g) FEES. The fees and all other expenses of the escrow agent shall be split by the purchaser and seller.

SECTION  7.2   EVENTS OF DEFAULT

        A default of this Agreement shall occur in any of the following events. Any delay on the part of the seller in exercising any rights hereunder shall not operate as a waiver of said rights and acceptance of any payment after its due date shall not be deemed a waiver of the right to require prompt payment when due of all other sums, and the acceptance of any payment after the seller has declared the entire indebtedness due and payable shall not cure any default of the purchaser or operate as a waiver of any rights of the seller hereunder.

        The events of default are:

        (a) Any violation of this Agreement which, after thirty (30) days' notice, is not cured by the violating party.

        (b) Either the Corporation or purchaser makes a general assignment for creditors, is adjudicated bankrupt, files a voluntary petition in bankruptcy or reorganization or effects or attempts to effect, or applies for a receiver, custodian or trustee for it or for any substantial portion of its property or assets; or if an order shall be entered by any court of competent jurisdiction approving an involuntary petition seeking reorganization; or if a receiver, trustee or custodian shall be appointed for it for any substantial portion of its property or assets; or if bankruptcy, reorganization or liquidation proceedings are instituted against the Corporation or purchaser and remain undismissed for thirty (30) days.

                                 ARTICLE VIII

                    MISCELLANEOUS--SUBSTANTIVE PROVISIONS

SECTION 8.1  VALUATION OF STOCK

        It is agreed by and between the parties hereto, that the redemption or purchase price determined in accordance with this Agreement shall be the full value of the stock of the Corporation to be redeemed or purchased and that all assets, both tangible and intangible, including mortgages, liens, or other encumbrances of any kind whatsoever, of or upon the assets of the Corporation have been considered in determining said value.

SECTION 8.2  RIGHT OF SPECIFIC PERFORMANCE

        The stock of the Corporation cannot be readily purchased or sold in the open market, and for that reason among others, the parties will be irreparably damaged in the event that this Agreement is not specifically enforced. Should any dispute arise concerning the sale or disposition of the capital stock of the Corporation, then an injunction may be issued restraining any sale or disposition pending the determination of such controversy.

SECTION 8.3 ENDORSEMENT ON STOCK CERTIFICATES

     (a) Upon the execution of this agreement or within a reasonable time thereafter, the Stockholders shall cause their certificates of capital stock of the Corporation to be endorsed as follows:

          "The sale, assignment, transfer, pledge or other disposition of the shares of capital stock represented by this certificate are subject to a certain restrictive agreement dated December 31, 1991, a copy of which agreement is on file in the office of the Corporation."

     (b) The parties hereto agree that all stock of the Corporation issued or transferred to them hereafter shall be subject to this Agreement and shall have endorsed thereon the notice hereinbefore set forth.

SECTION 8.4 CHANGES IN STOCK OWNERSHIP

     It is recognized by all parties to this Agreement that the number of shares owned by any one Stockholder may vary from time to time. The fact that such changes occur shall have no effect upon the operation of this Agreement.

SECTION 8.5 RIGHT TO APPOINT EMPLOYEES

     All of the foregoing provisions of this Agreement are subject to the right of the Corporation, acting by a majority of its board of directors, to retain or discharge the services of any employee. Any provision of this Agreement in contradiction to the operation of this section shall be void.

SECTION 8.6     TERMINATION OF AGREEMENT

                This Agreement shall terminate upon the occurrence of any of the following events:

                (a) The purchase or redemption of the stock of a party to this Agreement so as to leave only one Stockholder-party to this Agreement still owning stock in the Corporation; but such purchase or redemption will still subject the parties hereto to fulfilling the obligations of this Agreement.

                (b)  The termination of the Corporation for any cause.

                (c)  Mutual agreement of the parties.

                If the Corporation is adjudicated bankrupt and if the Corporation is presently obligated to purchase stock, then the seller(s) shall have the option of canceling the executory portion of such obligation and stock equal in amount to the greater of: (A) the stock not paid for or, (B) the value of the stock shall be returned to the seller(s) and the rest shall be transferred to the bankrupt.

SECTION 8.7     CHAPTER S STATUS

                The Stockholders agree that they will cause the Corporation to elect to be taxed under Chapter S of the Internal Revenue Code and that they will not transfer the stock of the Corporation if such transfer will cause the Corporation to lose its election to be taxed under Chapter S of the Internal Revenue Code. Further, the Stockholders agree not to take any action without the consent of the Corporation to unilaterally terminate the Selection.

SECTION 8.8     DISCLOSURE OF INFORMATION

                Each Stockholder recognizes and acknowledges that it will have access to certain confidential information of the Corporation and of entities affiliated with the Corporation and that such information constitutes valuable, special and unique property of the Corporation and such other entities. The Stockholder will not, during or after the term of this Agreement, disclose any of such confidential information to any person, firm, corporation, association or other entity for any reason or purpose whatsoever, except to authorized representatives of the Corporation and its affiliated entities. In the event of a breach or threatened breach by the Stockholder of the provisions of this paragraph, the Corporation shall be entitled to an injunction restraining the Stockholder from disclosing, in whole or in part, such confidential information. Nothing herein shall be construed as prohibiting the Corporation from pursuing any other remedies available to it for such breach or threatened breach, including the recovery of damages from the Stockholder.


                                   ARTICLE IX

                            MISCELLANEOUS--MECHANICS

SECTION 9.1     CONSTRUCTION

                In the event any parts of this Agreement are found to be void, the remaining provisions of this Agreement shall nevertheless be binding with the same effect as though the void parts were deleted.

SECTION  9.2  GENDER

        Wherever in this Agreement, words, including pronouns, are used in the masculine, they shall be read and construed in the feminine or neuter whenever they would so apply, and wherever in this Agreement, words, including pronouns, are used in the singular or plural, they shall be read and construed in the plural or singular, respectively, wherever they would so apply.

SECTION  9.3  GOVERNING LAW

        This Agreement shall be subject to, and governed by, the laws of the State of Missouri irrespective of the fact that one or more of the parties now is, or may become, a resident of a different state.

SECTION  9.4  NOTICES

        All notices under this Agreement shall at the option of the sender be either served personally upon the party or parties to whom such notice is directed, or shall be mailed certified mail, postage paid, to the party to whom it is directed at the residence address of the party to whom directed of which the sender is reasonably aware of or should be aware of and such mailing shall constitute full and adequate notice on the date of such mailing of the matter so mailed.

SECTION  9.5  RIGHT TO ALTER

        This Agreement may be altered, amended, or modified only in writing signed by all of the parties hereto.

        IN WITNESS WHEREOF, the parties hereto have hereunto set their hands the day and year first above written.

                                         /s/ Richard G. Richmond
                                         ---------------------------------
                                         RICHARD G. RICHMOND

                                         /s/ Ruth A. Garza
                                         ---------------------------------
                                         RUTH A. GARZA

                                         Trustees of the Richard G.
                                         Richmond Irrevocable Trust
                                         dated December 31, 1991

                                         /s/ Ruth A. Garza
                                         ---------------------------------
                                         RUTH A. GARZA

                                         UNITED MISSOURI BANK OF
                                         ST. LOUIS, N.A.

                                         By:/s/ Richard E. Markow
                                            ------------------------------
                                            Senior Vice President

                                         Trustees of the Ruth A. Garza
                                         Irrevocable Trust dated
                                         December 31, 1991

                                         /s/ Scott J. Richmond
                                         ---------------------------------
                                         SCOTT J. RICHMOND

                                         UNITED MISSOURI BANK OF
                                         ST. LOUIS, N.A.

                                         By:/s/ Richard E. Markow
                                            ------------------------------
                                            Senior Vice President

                                         Trustees of the Scott J.
                                         Richmond Irrevocable Trust dated
                                         December 31, 1991

                                                /s/ Bradley S. Richmond
                                                -------------------------------
                                                BRADLEY S. RICHMOND

                                                UNITED MISSOURI BANK OF
                                                ST. LOUIS, N.A.

                                                By: /s/ Richard E. Markow
                                                   ----------------------------
                                                   Senior Vice President

                                                Trustees of the Bradley S.
                                                Richmond Irrevocable Trust dated
                                                December 31, 1991

                                                /s/ Dawn N. Close
                                                -------------------------------
                                                DAWN N. CLOSE


                                                UNITED MISSOURI BANK OF
                                                ST. LOUIS, N.A.

                                                By: /s/ Richard E. Markow
                                                   ----------------------------
                                                   Senior Vice President

                                                Trustees of the Dawn N. Close
                                                Irrevocable Trust dated
                                                December 31, 1991

                                                        "Stockholders"


                                                YOUNG DENTAL MANUFACTURING
                                                COMPANY

                                                By: /s/ George E. Richmond
                                                   ----------------------------
                                                   GEORGE E. RICHMOND
                                                   President

                                                        "Corporation"


ATTEST:
/s/ Michael W. Eggleston
------------------------
Secretary


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